UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 13, 2017

eHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

440 East Middlefield Road
Mountain View, California 94043
(Address of principal executive offices) (Zip code)

(650) 584-2700
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
eHealth, Inc. held its annual meeting of stockholders (the “Annual Meeting”) on June 13, 2017. A total of 17,576,098 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, or 95.36% of the total shares entitled to vote.
Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:
Proposal 1 - Election of Director. Our stockholders voted to re-elect one Class II director, Randall S. Livingston, to serve for a term of three years and until his successor is duly elected and qualified, subject to earlier resignation or removal, with voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Randall S. Livingston	14,721,915	984,411	1,869,772
Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm.  Our stockholders voted to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,707,208	868,890	0	0
Proposal 3 - A Vote to Approve, on an Advisory Basis, the Compensation of our Named Executive Officers. Our stockholders approved the compensation of our chief executive officer, chief financial officer and our other Named Executive Officers named in the proxy statement for the Annual Meeting with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,367,879	337,142	1,305	1,869,772
Proposal 4 - A Vote to Approve, on an Advisory Basis, the Frequency of the Voting with respect to the Compensation of our Named Executive Officers. The frequency of “Every Year” received the highest number of votes cast from our stockholders. We intend to hold an annual non-binding advisory vote on the compensation of our Named Executive Officers until the next stockholder vote on this matter. The voting results are as follows:

One Year 13,323,225	Two Years 3,594	Three Years 2,378,086	Abstain 1,421	Broker Non-Votes 1,869,772
13,323,225	3,594	2,378,086	1,421	1,869,772

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EHEALTH, INC.

	By:	/s/ David K. Francis

David K. Francis
Chief Financial Officer
Date: June 16, 2017